Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On June 1, 2016, Verisk Analytics, Inc. (the “Company”), through its 100% wholly-owned indirect subsidiary, Argus Information and Advisory Services, LLC, completed the sale of Verisk Health, Inc. and MediConnect Global, Inc. and their 100% wholly-owned subsidiaries (collectively, “Verisk Health”) to Veritas Capital through its affiliate, VCVH Holding Corp., for a consideration of $820,000 (the “Sale”), which consisted of $720,000 of cash consideration and a $100,000 subordinated promissory note with an eight year maturity (the “Note”). A portion of the proceeds from the Sale will be utilized to pay off the Company’s remaining outstanding revolver borrowings.

The Note has a stated interest rate of 9.0% per annum, increasing to 11.0% per annum at the earlier of specified refinancings or acquisitions, or the fourth anniversary of the closing of the Sale. Interest shall accrue from the closing date and on each anniversary of the Sale until the Note is paid in full on the unpaid principal amount of the Note outstanding at the interest rate in effect (computed on the basis of a 360-day year of twelve 30-day months). On each anniversary of the Sale, accrued interest shall be paid in kind by adding the amount of such accrued interest to the outstanding principal amount of the Note. The issuer of the Note may, at its option at any time prior to the maturity date, prepay any, or all, of the principal amount of the Note, plus accrued but unpaid interest as of the elected prepayment date, without any premium or penalty. There is a mandatory prepayment of the Note as a result of (i) the proceeds of a specified dividend recapitalization received by VCVH Holding Corp, (ii) the consummation of a change of control of VCVH Holding Corp, or (iii) the sale, transfer or other disposition by Veritas Capital of more than 10% of the capital stock of VCVH Holding Corp.

The Company received a 10% interest in VCVH Holding, LLC, the value of which will be contingent on Veritas Capital realizing a specified rate of return on its investment. The Company is in the preliminary stages of assessing the accounting for this instrument. Accordingly, for purposes of the unaudited pro forma condensed consolidated financial information (“the pro forma financial information”), the Company did not attribute any value to this instrument.

The pro forma financial information presents the pro forma financial condition and results of operations of the Company, giving effect to the Sale. The unaudited pro forma condensed consolidated balance sheet is presented as if the Sale had occurred on March 31, 2016. The unaudited pro forma condensed consolidated statements of continuing operations for the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013 are presented as if the Sale had occurred on January 1, 2013. The pro forma financial information is based on the unaudited historical condensed consolidated financial statements of the Company as of and for the three months ended March 31, 2016 and the audited historical consolidated financial statements of the Company for the years ended December 31, 2015, 2014 and 2013.

The pro forma financial information does not purport to represent what the Company’s financial condition or results of operations would have been had the Sale occurred on the dates noted above, or to project the Company’s results of operations for any future periods. The pro forma adjustments are based on available information and certain assumptions that the Company believes to be reasonable. This information should be read in conjunction with the accompanying notes to the pro forma financial information, the separate unaudited historical condensed consolidated financial statements and accompanying notes of the Company as of, and for the three months ended March 31, 2016, and the audited historical consolidated financial statements and accompanying notes of the Company for the years ended December 31, 2015, 2014 and 2013.

VERISK ANALYTICS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of March 31, 2016

(In thousands)

	Historical	Pro Forma Adjustments	Note	Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$131,818	$720,000	(b)	$851,818
Accounts receivable, net	297,312	—		297,312
Other current assets	95,168	—		95,168
Current assets held-for-sale	62,485	(62,485)	(a)	—

Total current assets	586,783	657,515		1,244,298
Noncurrent assets:
Fixed assets, net	341,989	—		341,989
Intangible assets, net	1,191,470	—		1,191,470
Goodwill	2,703,914	—		2,703,914
Other assets	60,746	77,516	(b)	138,262
Noncurrent assets held-for-sale	574,245	(574,245)	(a)	—

Total assets	$5,459,147	$160,786		$5,619,933

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term debt and current portion of long-term debt	$709,143	$—		$709,143
Deferred revenues	486,551	—		486,551
Other current liabilities	189,420	99,640	(c)	289,060
Current liabilities held-for-sale	31,765	(31,765)	(a)	—

Total current liabilities	1,416,879	67,875		1,484,754
Noncurrent liabilities:
Long-term debt	2,271,879	—		2,271,879
Deferred income taxes, net	342,166	—		342,166
Other liabilities	68,098	—		68,098
Noncurrent liabilities held-for-sale	69,660	(69,660)	(a)	—

Total liabilities	4,168,682	(1,785)		4,166,897

Commitments and contingencies
Stockholders’ equity:
Common stock	137	—		137
Additional paid-in capital	2,038,747	—		2,038,747
Treasury stock, at cost	(2,686,007)	—		(2,686,007)
Retained earnings	2,254,365	162,571	(c)	2,416,936
Accumulated other comprehensive losses	(316,777)	—		(316,777)

Total stockholders’ equity	1,290,465	162,571		1,453,036

Total liabilities and stockholders’ equity	$5,459,147	$160,786		$5,619,933

VERISK ANALYTICS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CONTINUING OPERATIONS

For the Three Months Ended March 31, 2016

(In thousands, except for share and per share data)

	Historical	Verisk Health Disposition (d)	Pro Forma Adjustments	Note	Pro Forma
Revenues	$492,701	$—	$—		$492,701

Expenses:
Cost of revenues (exclusive of items shown separately below)	173,277	—	—		173,277
Selling, general and administrative	71,037	—	—		71,037
Depreciation and amortization of fixed assets	31,887	—	—		31,887
Amortization of intangible assets	23,871	—	—		23,871

Total expenses	300,072	—	—		300,072

Operating income	192,629	—	—		192,629

Other income (expense):
Investment income and others, net	44	—	—		44
Interest income	—	—	3,616	(g)	3,616
Interest expense	(32,032)	—	—		(32,032)

Total other expense, net	(31,988)	—	3,616		(28,372)

Income from continuing operations before income taxes	160,641	—	3,616		164,257
Provision for income taxes	(50,911)	—	(1,374)	(h)	(52,285)

Income from continuing operations	$109,730	$—	$2,242		$111,972

Basic income from continuing operations per share	$0.65				$0.66

Diluted income from continuing operations per share	$0.64				$0.65

Weighted average shares outstanding:
Basic	168,453,750				168,453,750

Diluted	171,480,884				171,480,884

VERISK ANALYTICS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CONTINUING OPERATIONS

For the Year Ended December 31, 2015

(In thousands, except for share and per share data)

	Historical	Verisk Health Disposition	Note	Pro Forma Adjustments	Note	Pro Forma
Revenues	$2,068,010	$(307,291)	(e)	$—		$1,760,719

Expenses:
Cost of revenues (exclusive of items shown separately below)	803,274	(191,269)	(e)	—		612,005
Selling, general and administrative	312,690	(34,324)	(e)	—		278,366
Depreciation and amortization of fixed assets	120,620	(23,959)	(e)	—		96,661
Amortization of intangible assets	94,864	(24,402)	(e)	—		70,462

Total expenses	1,331,448	(273,954)		—		1,057,494

Operating income	736,562	(33,337)		—		703,225

Other income (expense):
Investment income and others, net	17,003	(83)	(e)	—		16,920
Interest income	—	—		13,504	(g)	13,504
Gain on derivative instruments	85,187	—		—		85,187
Interest expense	(121,316)	—		—		(121,316)

Total other expense, net	(19,126)	(83)		13,504		(5,705)

Income from continuing operations before income taxes	717,436	(33,420)		13,504		697,520
Provision for income taxes	(209,859)	13,271	(f)	(5,132)	(h)	(201,720)

Income from continuing operations	$507,577	$(20,149)		$8,372		$495,800

Basic income from continuing operations per share	$3.07					$3.00

Diluted income from continuing operations per share	$3.01					$2.94

Weighted average shares outstanding:
Basic	165,090,380					165,090,380

Diluted	168,451,343					168,451,343

VERISK ANALYTICS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CONTINUING OPERATIONS

For the Year Ended December 31, 2014

(In thousands, except for share and per share data)

	Historical	Verisk Health Disposition	Note	Pro Forma Adjustments	Note	Pro Forma
Revenues	$1,746,726	$(315,628)	(e)	$—		$1,431,098

Expenses:
Cost of revenues (exclusive of items shown separately below)	716,598	(200,569)	(e)	—		516,029
Selling, general and administrative	227,306	(40,047)	(e)	—		187,259
Depreciation and amortization of fixed assets	85,506	(20,075)	(e)	—		65,431
Amortization of intangible assets	56,870	(26,826)	(e)	—		30,044

Total expenses	1,086,280	(287,517)		—		798,763

Operating income	660,446	(28,111)		—		632,335

Other income (expense):
Investment income and others, net	158	43	(e)	—		201
Interest income	—	—		12,621	(g)	12,621
Interest expense	(69,984)	—		—		(69,984)

Total other expense, net	(69,826)	43		12,621		(57,162)

Income from continuing operations before income taxes	590,620	(28,068)		12,621		575,173
Provision for income taxes	(219,755)	11,253	(f)	(4,796)	(h)	(213,298)

Income from continuing operations	$370,865	$(16,815)		$7,825		$361,875

Basic income from continuing operations per share	$2.24					$2.18

Diluted income from continuing operations per share	$2.20					$2.14

Weighted average shares outstanding:
Basic	165,823,803					165,823,803

Diluted	169,132,423					169,132,423

VERISK ANALYTICS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CONTINUING OPERATIONS

For the Year Ended December 31, 2013

(In thousands, except for share and per share data)

	Historical	Verisk Health Disposition	Note	Pro Forma Adjustments	Note	Pro Forma
Revenues	$1,595,703	$(271,538)	(e)	$—		$1,324,165

Expenses:
Cost of revenues (exclusive of items shown separately below)	622,523	(150,070)	(e)	—		472,453
Selling, general and administrative	228,982	(42,135)	(e)	—		186,847
Depreciation and amortization of fixed assets	66,190	(17,017)	(e)	—		49,173
Amortization of intangible assets	63,741	(27,575)	(e)	—		36,166

Total expenses	981,436	(236,797)		—		744,639

Operating income	614,267	(34,741)		—		579,526

Other income (expense):
Investment income and others, net	609	(294)	(e)	—		315
Interest income	—	—		11,811	(g)	11,811
Interest expense	(76,136)	—		—		(76,136)

Total other expense, net	(75,527)	(294)		11,811		(64,010)

Income from continuing operations before income taxes	538,740	(35,035)		11,811		515,516
Provision for income taxes	(196,426)	11,595	(f)	(4,488)	(h)	(189,319)

Income from continuing operations	$342,314	$(23,440)		$7,323		$326,197

Basic income from continuing operations per share	$2.04					$1.94

Diluted income from continuing operations per share	$1.99					$1.89

Weighted average shares outstanding:
Basic	168,031,412					168,031,412

Diluted	172,276,360					172,276,360

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

1.	Basis of Pro Forma Presentation

The pro forma financial information and explanatory notes give effect to the Sale as if it had occurred on March 31, 2016 in the unaudited pro forma condensed consolidated balance sheet and as if it had occurred on January 1, 2013 in the unaudited pro forma condensed consolidated statements of continuing operations for the three months ended March 31, 2016, and the years ended December 31, 2015, 2014 and 2013. The pro forma financial information is based on the unaudited historical condensed consolidated financial statements of the Company as of and for the three months ended March 31, 2016 and the audited historical consolidated financial statements of the Company for the years ended December 31, 2015, 2014 and 2013.

The pro forma financial information does not purport to represent what the Company’s financial condition or results of operations would have been had the Sale occurred on the dates noted above, or to project the Company’s results of operations for any future periods. The pro forma adjustments are based on available information and certain assumptions that the Company believes are reasonable. This information should be read in conjunction with the accompanying notes to the pro forma financial information, the separate unaudited historical condensed consolidated financial statements and accompanying notes of the Company as of, and for the three months ended, March 31, 2016 and the audited historical consolidated financial statements and accompanying notes of the Company for the years ended December 31, 2015, 2014 and 2013.

2.	Pro Forma Adjustments

The pro forma financial information reflects the effect of the following pro forma adjustments:

Condensed Consolidated Balance Sheet:

(a)	Reflects the Sale of the assets and liabilities of Verisk Health, which were presented as held for sale in the unaudited historical condensed consolidated financial statements of the Company as of March 31, 2016. As the Sale did not close until June 1, 2016, the ultimate disposal of such assets and liabilities and the finalization of the gain recognized on the Sale could result in material changes to the pro forma financial information.

(b)	Reflects estimated proceeds from the Sale of $797,516, consisting of $720,000 of cash and the preliminary estimated fair value of the Note of $77,516. No adjustment has been made to the proceeds from the Sale to give effect to any potential working capital and net debt adjustments under the terms of the Sale agreement. The valuation of the Note is based on preliminary management estimates of a discount rate based on current market conditions and assumes the Note would be paid in full at maturity, including accrued interest, with no prepayment election. These estimates and assumptions are subject to revisions which could result in material changes to the pro forma financial information.

(c)	Reflects the estimated net gain on the Sale of $162,571, net of $99,640 of tax on the gain, estimated using a tax rate of 38.0%. The estimated tax payments of $99,640 related to the gain on the Sale have been accrued for in “Other current liabilities” in the condensed consolidated pro forma balance sheet as of March 31, 2016. As the Sale did not close until June 1, 2016, the ultimate disposition of such assets and liabilities and the resulting gain and associated taxes recognized on the Sale could result in material changes to the pro forma financial information.

Condensed Consolidated Statements of Continuing Operations:

(d)	Verisk Health was reported as a discontinued operation in the Company’s unaudited historical condensed consolidated financial statements and accompanying notes as of, and for the three months ended March 31, 2016. The historical amounts shown for this period represent only results from continuing operations and exclude results of operations for Verisk Health. As a result, no Verisk Health adjustments are applicable as presented. In addition, the Company expects to record a gain on the Sale. However, since the Company considers this to be a non-recurring item, it is excluded from the pro forma financial information.

(e)	Reflects a reduction of revenue and expenses from Verisk Health as a result of the Sale. These amounts do not to take into consideration an allocation of general corporate overhead costs not specifically related to Verisk Health and therefore, selling, general and administrative expenses do not reflect any potential reductions in corporate costs in response to this change in the Company.

In addition, the Company expects to receive cost reimbursements for services provided pursuant to a transition services agreement, subsequent to the Sale.

(f)	Reflects the tax provision for the entities included in the Sale at the effective tax rates of 39.7%, 40.1% and 33.1% for the years ended December 31, 2015, 2014 and 2013, respectively.

(g)	These amounts represent the amortization of the discount on the Note, as well as the related interest income, during the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013.

(h)	Reflects the estimated tax on the amortization of the discount and related interest income on the Note, utilizing a tax rate of 38.0% for the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013.